PRUDENT BEAR FUND
                                 ANNUAL REPORT
                               September 30, 1996



                                                                September 1996

Dear Shareholders

We have just completed the first nine months of the Prudent Bear Fund. We are excited that we are able to offer this unique investment vehicle to the public. The Prudent Bear Fund is the ONLY mutual fund we know of that has been designed to have its stock investments allocated either "short" or "long" depending upon the valuation of the overall market. It is also the only fund in the country that is heavily "short" individual common stocks. The Prudent Bear
Fund holds short positions in some of the country's most overvalued common stocks. We have utilized our nine year experience as an advisor to major institutional investors to select short positions in the stocks we believe possess the most attractive risk/return potential. We believe this makes the Prudent Bear Fund an effective "hedge" vehicle to be used in conjunction with other traditional equity investments or as an investment to make money in an expected market decline.

The first nine months of this year have been a trying period for the Prudent Bear Fund because the market has risen much more than we expected. During this time, the Prudent Bear Fund's portfolio was positioned more "short" than "long." As a consequence, the Prudent Bear Fund declined by 11.2% for the nine months ended 9/30/96. We remain more firmly convinced than ever that a secular bear market lies ahead. However, timing the beginning of this bear market is difficult because the speculative "blow-off" period that usually precedes a bear market can last for a long time. Our performance was also hurt by the significant rebound in technology stocks that occurred in the last two months of the period. We believe this move is completely unjustified by fundamental factors. Profit margins and earnings growth for many tech companies have plummeted, but the market now values this sector at higher levels than when profits were growing at 20%+. The Prudent Bear Fund was, and continues to be heavily "short" technology stocks, therefore, its performance has been badly hurt by this rebound. We believe that the technology sector will be much weaker in the next few months as investors realize both that this "last gasp" rally was not justified by improving fundamentals, and in fact, that the fundamentals have deteriorated further.

We have positioned the Prudent Bear Fund to make money during a substantial market decline. Therefore, we were encouraged by the fact that the Prudent Bear Fund outperformed nearly every fund in the country during the June-July decline which "peak to trough" measured 7.4% for the S&P 500 and 16.5% for the NASDAQ Composite. Over this same period, the Prudent Bear Fund advanced by 14.0%.

We believe that the economy and corporate earnings will disappoint investors in 1997. Consumer loan balances as a percentage of income are now at an all-time high, which we believe will lead to a slowdown in consumption expenditures over the next six months. Delinquencies and defaults are higher now than during the recessions of 1981 and 1991. Personal bankruptcies rose 23% in 1995, and are now eight times the level seen during the Great Depression. Banks have begun to slow down their extension of new credit, which should hurt consumer spending. Additionally, a much stronger dollar has already begun to hurt corporate profit growth, and, in our opinion, U.S. corporations do not possess the requisite pricing power to achieve the profit growth expected by the stock market.

Looking forward, we strongly believe that the Prudent Bear Fund is positioned as well as it can be for what we expect will be a very significant and painful bear market in 1997. Investors forget that secular bear markets can last a long time, and twice in the last 70 years it has taken investors who were fully invested at secular market peak as long as 20+ years to recoup their initial investment after inflation. This fact has been lost on most naive investors, as they have enjoyed this 14-year "bull" market and have forgotten or ignored the lessons of history. Such complacency always occurs at the end of secular bull markets. The simple fact is that history has shown that when stock markets reach a mania level, a disaster follows. With the stock market selling at record highs and corporate earnings having peaked, we are highly confident that a major market decline lies ahead.

We appreciate the opportunity to be able to serve you as portfolio manager of this unique mutual fund. It becomes frustrating for all of us when the market keeps rising while we remain prudently negatively invested in a stock market that we believe represents nothing more than a "greater fool game." We believe that reason will eventually win out. It always does in due time. We appreciate your continued confidence.

          /s/ David W. Tice
          David W. Tice



                         12/28/95         3/31/96           9/30/96
                         --------         -------           -------
PRUDENT BEAR FUND        $10,000           $ 9,519          $ 8,880
S&P 500                  $10,000           $10,536          $11,349
NASDAQ Composite         $10,000           $10,479          $11,694

                    For the period ended September 30, 1996

                                Cumulative Since Commencement
                                        of Operations
                                -----------------------------
   Prudent Bear Fund                      (11.2)%
   S&P 500                                  13.5%
   NASDAQ Composite                         16.9%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 12/28/95 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
Prudent Bear Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund (the "Fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period December 28, 1995 (commencement of operations) through September 30, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Milwaukee, Wisconsin
October 11, 1996



PRUDENT BEAR FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS:
 Investments, at value (cost $8,185,658)                   $ 8,144,983
 Receivable from broker for proceeds
    on securities sold short                                 4,592,152
 Receivable for investments sold                                84,340
 Interest receivable                                             6,831
 Other receivables                                              27,604
 Organizational expenses, net of
    accumulated amortization                                    25,732
 Other assets                                                   29,407
                                                           -----------
 Total Assets                                               12,911,049
                                                           -----------

LIABILITIES:
 Securities sold short, at value
    (Proceeds of $4,528,813)                                 5,008,531
 Payable for securities purchased                              530,059
 Accrued expenses and other liabilities                         46,804
                                                           -----------
 Total Liabilities                                           5,585,394
                                                           -----------
NET ASSETS                                                 $ 7,325,655
                                                           ===========

NET ASSETS CONSIST OF:
 Capital stock                                             $ 7,800,471
 Accumulated undistributed net
    investment income                                           74,973
 Accumulated undistributed net realized loss
    on investments sold, securities sold short
    and option contracts expired or closed                    (29,396)
 Net unrealized depreciation on:
    Investments                                               (40,675)
   Short positions                                           (479,718)
                                                           -----------
 Total Net Assets                                          $ 7,325,655
                                                           ===========

 Shares outstanding
    (250,000,000 shares of $.0001
      par value authorized)                                    824,834
 Net Asset Value, Redemption Price
    and Offering Price Per Share                                 $8.88
                                                                 =====

                     See notes to the financial statements.


PRUDENT BEAR FUND
STATEMENT OF OPERATIONS
DECEMBER 28, 1995<F1> THROUGH
SEPTEMBER 30, 1996

INVESTMENT INCOME:
 Interest income                                              $125,706
 Dividend income on long positions                                 933
                                                           -----------
 Total investment income                                       126,639
                                                           -----------

EXPENSES:
 Investment advisory fee                                        22,220
 Administration fee                                             18,721
 Shareholder servicing and accounting costs                     33,162
 Custody fees                                                    9,881
 Federal and state registration                                 22,477
 Professional fees                                              26,955
 Reports to shareholders                                         5,454
 Directors' fees and expenses                                    3,269
 Amortization of organizational expenses                         4,368
 Distribution expense                                            4,445
 Other                                                           1,960
                                                           -----------
 Total operating expenses before
    reimbursement and dividends on
    short positions                                            152,912
 Less: Reimbursement from Adviser                            (104,260)
                                                           -----------
 Net expenses before dividends on
    short positions                                             48,652
 Dividends on short positions                                    6,072
                                                           -----------
 Total expenses                                                 54,724
                                                           -----------
 NET INVESTMENT INCOME                                          71,915
                                                           -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
 Realized gain (loss) on:
   Long transactions                                            19,578
   Short transactions                                         (16,081)
   Option contracts expired or closed                         (32,228)
 Change in unrealized depreciation on:
   Investments                                                (40,675)
   Short positions                                           (479,718)
                                                           -----------
 Net realized and unrealized
    loss on investments                                      (549,124)
                                                           -----------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $(477,209)
                                                           ===========

<F1> Commencement of operations.

                     See notes to the financial statements.



PRUDENT BEAR FUND
STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 28, 1995<F2> THROUGH
SEPTEMBER 30, 1996

OPERATIONS:
 Net investment income                                      $   71,915
 Net realized gain (loss):
   Long transactions                                            19,578
   Short transactions                                         (16,081)
   Option contracts expired or closed                         (32,228)
 Change in unrealized depreciation on:
   Investments                                                (40,675)
   Short positions                                           (479,718)
                                                           -----------
 Net decrease in net assets from operations                  (477,209)
                                                           -----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                                   9,649,045
 Cost of shares redeemed                                   (1,846,181)
                                                           -----------
 Net increase in net assets from
    capital share transactions                               7,802,864
                                                           -----------

TOTAL INCREASE IN NET ASSETS                                 7,325,655

NET ASSETS:
   Beginning of period                                               0
                                                           -----------
   End of period (including undistributed
    net investment income of $74,973)                       $7,325,655
                                                           ===========

<F2> Commencement of operations.

                     See notes to the financial statements.



PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS
DECEMBER 28, 1995<F3> THROUGH
SEPTEMBER 30, 1996

Per Share Data:

Net asset value, beginning of period                            $10.00
                                                           -----------
Income from investment operations:
 Net investment income<F4>                                        0.09
 Net realized and unrealized losses
    on investments                                              (1.21)
                                                           -----------
 Total from investment operations                               (1.12)
                                                           -----------
Net asset value, end of period                                  $ 8.88
                                                           ===========

Total return<F5>                                              (11.20)%

Supplemental data and ratios:
 Net assets, end of period                                  $7,325,655
 Ratio of operating expenses to
    average net assets <F6><F7><F8>                              2.75%
 Ratio of dividends on short positions to
    average net assets <F6>                                      0.34%
 Ratio of net investment income to
    average net assets <F7><F8>                                  4.07%
 Portfolio turnover rate                                        91.31%
 Average commission rate paid                                  $0.0502

<F3> Commencement of operations.
<F4> Net investment income before dividends on short positions for the period ended September 30, 1996 was $0.10.
<F5> Not annualized for the period December 28, 1995
     through September 30, 1996.
<F6> For the period ended September 30, 1996, the operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the period ended September 30, 1996 was 3.09%.
<F7> Annualized for the period December 28, 1995 through September 30, 1996.
<F8> Without expense reimbursements of $104,260 for the period December 28,
     1995 through September 30, 1996 the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment income to average net assets would have been (1.83)%.

                     See notes to the financial statements.



PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

SHARES                                                         VALUE
------                                                         -----

            MUTUAL FUNDS - 4.8% <F9>
   350,477  Portico Institutional Money Market Fund
              (Cost $350,477)                               $  350,477
                                                           -----------

            COMMON STOCKS - 11.9% <F9>

            BASIC MATERIALS - 0.7% <F9>
     2,700  Stillwater Mining Company <F10>                     50,625
                                                           -----------

            CAPITAL GOODS - 0.7% <F9>
     8,300  Harding Lawson Associates Group <F10>               49,800
                                                           -----------

            CONSUMER STAPLES - 1.4% <F9>
     7,100  Iwerks Entertainment, Inc. <F10>                    49,700
     4,400  Sullivan Dental Products, Inc.                      48,950
                                                           -----------
                                                                98,650
                                                           -----------

            CONSUMER-CYCLICALS - 4.6% <F9>
    15,600  Astrotech International Corporation <F10>           81,900
     7,800  Boomtown, Inc. <F10>                                32,175
     8,300  Fedders Corporation                                 49,800
     3,500  Hagger Corporation                                  50,750
     5,000  Hollywood Park, Inc. <F10>                          38,750
     4,000  Jackpot Enterprises, Inc.                           40,000
    15,600  Serv-Tech, Inc. <F10>                               45,825
                                                           -----------
                                                               339,200
                                                           -----------
            ENERGY - 0.9% <F9>
     1,050  Chesapeake Energy Corporation <F10>                 65,756
                                                           -----------

            FINANCIALS - 0.7% <F9>
     3,800  Hilb, Rogal & Hamilton Company                      50,350
                                                           -----------

            TECHNOLOGY - 1.1% <F9>
     5,600  ANTEC Corporation <F10>                             81,900
                                                           -----------

            TRANSPORTATION - 1.8% <F9>
     7,300  America West Airlines, Inc. - Class B <F10>         85,775
     5,300  Western Pacific Airlines, Inc. <F10>                46,706
                                                           -----------
                                                               132,481
                                                           -----------

            TOTAL COMMON STOCKS (Cost $905,290)                868,762
                                                           -----------


CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
            PUT OPTIONS PURCHASED - 1.2% <F9>
        25  Micron Technology, Inc.
              Expiration January 1997,
              Exercise Price $15.00                                469
        44  Morgan Stanley & Company High Tech Index
              Expiration December 1996,
              Exercise Price $320.00                            36,850
        20  Morgan Stanley & Company High Tech Index
              Expiration March 1997,
              Exercise Price $280.00                            13,500
        50  S&P 400 Midcap Index
              Expiration December 1996,
              Exercise Price $200.00                             3,750


CONTRACTS (100 SHARES PER CONTRACT)                             VALUE
-----------------------------------                             -----
        25  S&P 400 Midcap Index
              Expiration December 1996,
              Exercise Price $215.00                        $    3,906
       175  S&P 400 Midcap Index
              Expiration March 1997,
              Exercise Price $175.00                             9,844
        70  S&P 400 Midcap Index
              Expiration March 1997,
              Exercise Price $200.00                            11,375
        25  S&P 400 Midcap Index
              Expiration March 1997,
              Exercise Price $225.00                            11,719
                                                           -----------

            TOTAL PUT OPTIONS PURCHASED
              (Cost $117,475)                                   91,413
                                                           -----------

            CALL OPTIONS PURCHASED - 0.5% <F9>
       100  S&P 100 Index
              Expiration October 1996,
              Exercise Price $675.00
              (Cost $14,583)                                    35,625
                                                           -----------


 PRINCIPAL
  AMOUNT
--------
            SHORT-TERM INVESTMENTS - 92.8% <F9>
            U.S. TREASURIES - 82.7% <F9><F11>
            U.S. Treasury Bills:
$  100,000  5.05%, 10/03/96                                     99,972
   100,000  5.17%, 10/10/96                                     99,875
   100,000  5.03%, 10/17/96                                     99,776
   800,000  5.06%, 10/24/96                                    797,413
   200,000  5.05%, 10/31/96                                    199,158
   300,000  5.17%, 11/07/96                                    298,477
 1,000,000  5.00%, 11/14/96                                    993,889
   500,000  5.14%, 11/29/96                                    495,821
 1,000,000  5.06%, 12/05/96                                    991,117
 2,000,000  5.06%, 12/12/96                                  1,980,360
                                                           -----------
            TOTAL U.S. TREASURIES                            6,055,858
                                                           -----------

            VARIABLE RATE DEMAND NOTES - 10.1% <F9>
     2,624  American Family Financial Services, Inc.             2,624
   364,069  Johnson Controls, Inc.                             364,069
   376,155  Wisconsin Electric Power Co.                       376,155
                                                           -----------
            TOTAL VARIABLE RATE DEMAND NOTES                   742,848
                                                           -----------

            TOTAL SHORT-TERM INVESTMENTS
              (Cost $6,797,833)                              6,798,706
                                                           -----------

            TOTAL INVESTMENTS (Cost $8,185,658)             $8,144,983
                                                           ===========

<F9>  Calculated as a percentage of net assets.
<F10> Non-income producing security.
<F11> All or a portion of the securities have been committed as collateral for open short positions.

                     See notes to the financial statements.



PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1996

SHARES                                                         VALUE
------                                                         -----

     1,050  Advanta Corporation - Class B                   $   44,888
     5,450  America Online, Inc.                               194,156
     3,200  American Power Conversion Corporation               46,800
       800  Applebee's International, Inc.                      21,200
       200  Arrow International, Inc.                            6,900
     3,400  Atmel Corporation                                  104,975
       250  Bard (C.R.), Inc.                                    7,781
     3,500  Belco Oil & Gas Corporation                         93,625
       350  CMAC Investment Corporation                         22,225
     9,300  CNS, Inc.                                          165,075
     1,400  Capital One Financial Corporation                   42,000
       520  Caterpillar Inc.                                    39,195
     3,750  Chesapeake Energy Corporation                      234,844
     1,800  Circuit City Stores, Inc.                           65,025
     5,400  Cirrus Logic, Inc.                                 112,725
       700  Clorox Company                                      67,112
     4,400  COMFORCE Corporation                                81,400
     1,250  Compaq Computers Corporation                        80,156
     3,000  ContiFinancial Corporation                          85,500
       150  Crown Cork & Seal Company, Inc.                      6,919
       630  Diana Corporation                                   25,830
       750  First Data Corporation                              61,219
     2,500  First USA, Inc.                                    138,438
     2,900  Foundation Health Corporation                       98,237
     1,500  Franklin Resources, Inc.                            99,563
     2,900  Gateway 2000, Inc.                                 138,837
     2,900  Gentex Corporation                                  65,975
       100  Great Lakes Chemical Corporation                     5,700
       800  Hershey Foods Corporation                           40,200
     1,100  IDEXX Laboratories, Inc.                            49,775
     1,700  International Flavors & Fragrances                  74,162
     1,500  Iomega Corporation                                  36,375
       900  Kellogg Company                                     61,987
     4,500  Komag, Inc.                                         94,500
       900  MBIA, Inc.                                          77,175
     4,000  MBNA Corporation                                   139,000
     2,000  Mattel, Inc.                                        51,750
       650  Micro Warehouse, Inc.                               16,738
     9,150  Micron Technology, Inc.                            279,075
     4,400  The Money Store, Inc.                              116,600
     1,200  Motorola, Inc.                                      61,950
     2,100  North American Vaccine, Inc.                        58,800
     3,200  Novellus Systems, Inc.                             136,400

SHARES                                                         VALUE
------                                                         -----
     3,800  Olympic Financial Ltd.                          $   93,575
     3,500  PLC Systems, Inc.                                   96,250
       550  The PMI Group, Inc.                                 29,219
    10,000  Paging Network, Inc.                               200,000
       600  Papa John's International, Inc.                     31,500
     1,200  Patterson Dental Company                            32,100
       700  Philip Morris Companies, Inc.                       62,825
     1,000  Platinum Software Corporation                       11,125
     1,800  Polaroid Corporation                                79,200
     1,000  Sawtek Inc.                                         26,000
     1,650  The Sports Authority, Inc.                          43,931
     2,600  Texas Instruments, Inc.                            143,325
     2,000  Tyson Foods, Inc. - Class A                         53,375
     2,200  U.S. Robotics Corporation                          142,175
     1,800  Ultratech Stepper, Inc.                             33,975
     2,000  United Companies Financial Corporation              66,250
     7,800  USAir Group, Inc.                                  128,700
       300  ValuJet, Inc.                                        3,619
     3,000  Western Digital Corporation                        120,375
       500  Wrigley (Wm) Jr Company                             30,125
     1,200  Xylan Corporation                                   65,100
    16,000  Zycad Corporation                                   65,000
                                                           -----------
            TOTAL SECURITIES SOLD SHORT
              (Proceeds $4,528,813)                         $5,008,531
                                                           ===========


                     See notes to the financial statements.



PRUDENT BEAR FUND
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of one series, Prudent Bear Fund (the "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on December 13, 1995. The Fund commenced operations on December 28, 1995.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $27,849, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Transactions with Brokers for Short Sales - Treasury securities in the amount of $5,560,768 have been committed as collateral for open short investment positions and are on deposit in a segregated account with the custodian. The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require the broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     c) Federal Income Taxes - No provision for federal income taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute investment company net taxable income and net capital gains to shareholders.

     d) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for hedging purposes.

     e) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared at least annually.

     f) Use of Estimates - The preparation of financial state ments in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


PRUDENT BEAR FUND
Notes to the Financial Statements (continued)

     g) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes $39,395 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period December 28, 1995 through September 30, 1996 were as follows:

     Shares sold                         1,026,211
     Shares redeemed                     (201,377)
                                         ---------
     Net increase                          824,834
                                         =========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the period December 28, 1995 through September 30, 1996, were $1,015,362 and $129,649, respectively.

     At September 30, 1996, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                        $ 20,844
     (Depreciation)                       (60,854)
                                         ---------
     Net depreciation on investments     $(40,010)
                                         =========

     At September 30, 1996, the cost of investments for federal income tax purposes was $8,184,993.

     At September 30, 1996, the Fund had accumulated net realized capital loss carryovers of $29,396 expiring in 2004. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
     The Fund has entered into an Investment Advisory Agreement with David W. Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     The Investment Adviser agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.75% of the net assets of the Fund, computed on a daily basis.

     Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.   SHORT POSITIONS

     For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash or liquid high-grade debt obligations. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.


PRUDENT BEAR FUND
Notes to the Financial Statements (continued)

6.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund made payments of $3,633 pursuant to the Plan for the period ended September 30, 1996.


PRUDENT BEAR FUND

INVESTMENT ADVISER
   David W. Tice & Associates, Inc.
   8140 Walnut Hill Lane, Suite 405
   Dallas, Texas 75231
   http://www.tice.com

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT &
CUSTODIAN
   Firstar Trust Company
   615 East Michigan Street
   P.O. Box 701
   Milwaukee, Wisconsin 53201

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     Milwaukee, Wisconsin

LEGAL COUNSEL
   Foley & Lardner
   Milwaukee, Wisconsin


[ARTICLE] 6
[CIK] 0001002903
[NAME] PRUDENT BEAR FUNDS, INC.

[PERIOD-TYPE]                   10-MOS
[FISCAL-YEAR-END]                          SEP-30-1996
[PERIOD-START]                             DEC-28-1995
[PERIOD-END]                               SEP-30-1996
[INVESTMENTS-AT-COST]                        8,185,658
[INVESTMENTS-AT-VALUE]                       8,144,983
[RECEIVABLES]                                4,710,927
[ASSETS-OTHER]                                  55,139
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                              12,911,049
[PAYABLE-FOR-SECURITIES]                       530,059
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                    5,055,335
[TOTAL-LIABILITIES]                          5,585,394
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     7,800,389
[SHARES-COMMON-STOCK]                          824,834
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                       74,973
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                       (29,396)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                     (520,393)
[NET-ASSETS]                                 7,325,655
[DIVIDEND-INCOME]                                  933
[INTEREST-INCOME]                              125,706
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  54,724
[NET-INVESTMENT-INCOME]                         71,915
[REALIZED-GAINS-CURRENT]                      (28,731)
[APPREC-INCREASE-CURRENT]                    (520,393)
[NET-CHANGE-FROM-OPS]                        (477,209)
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                      1,026,211
[NUMBER-OF-SHARES-REDEEMED]                    201,377
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                       7,325,655
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           22,220
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                158,984
[AVERAGE-NET-ASSETS]                         2,389,120
[PER-SHARE-NAV-BEGIN]                            10.00
[PER-SHARE-NII]                                   0.09
[PER-SHARE-GAIN-APPREC]                         (1.21)
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               8.88
[EXPENSE-RATIO]                                   2.75
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0